                                                                   EXHIBIT 10.7

Bekkering and Westra

REAL ESTATE-AGENTS

                           RENT-AGREEMENT
                           MOLLEVITE 15
                           WESTERVOORT

                                                             Real estate-advices
                                                             for individuals
                                                             companies and
                                                             institutions

Bekkering and Westra

REAL ESTATE-AGENTS

Cronjestreet 7
6814  AG Arnhem
Tel. 026-4420709
Fax. 026-4428811

E-mail bw.02102@nvm.nl.

RENT-AGREEMENT                         ING Bank:
                                                   665023022
MOLLEVITE 15                                       Giro: 7458609
                                                   Chamber of Commerce 090.92876
WESTERVOORT

D.D.  25TH  JUNE 1999                  Real estate-advices
                                       for individuals
                                       Companies and
                                       institutions

                           LESSOR: SIR H.W. HARTMAN
                           TENANT: WEKKER WATERBEDS B.V.

                          -    COPY LESSOR

                          -    COPY TENANT

                          -    COPY ADMINISTRATION

ESSENTIALIA

Subject                                                       Description
-------------------------------------------------------------------------

Lessor                                  :H.W. Hartman

Tenant                                  :Wekker Waterbeds b.v.

Object (description of the rented)          :185 m2  office-space at the ground level

Destination                                 :office

Rental term                                 :1 year

Date of entrance                            :10th august 1999

Expiry-date                                 :10th august 2000

Option years                                :2 and further 5 years

Termination                                 :3 and further 6 months

Rent (starting rent)                        :f32.500,-

Indexation-date                             :10th august

Period of payment                           :calendarmonth

VAT(Value Added Tax) optated                :yes

Costs of Service/Energy                     :f40,- per m2/year (water,
                                             heating and electricity)

Bank-guarantee                          :f3.182,29

Special Stipulations                    :9.1 a

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TABLE OF CONTENTS

RENT-AGREEMENT  of  OFFICE-SPACE




The undersigned                                                        1

Article 1 - The rented, destination, use                               2


Article 2 - Conditions                                                 2


Article 3 - Duration, lengthening and termination                      2


Article 4 - Obligation of payment, period of payment                   3


Article 5 - Purchase tax                                               4


Article 6 - Deliveries and services                                    5


Article 7 - Bank-guarantee                                             5


Article 8 - Manager                                                    5


Article 9 - Special Stipulations                                       6

RENT-AGREEMENT
OFFICE-SPACE

Mollevite 15 at Westervoort



and other company-space NOT ex article 7A: 1624 BW
--------------------------------------------------------------------------------
according to the model by the board of real estate, established in february 1996. Referring to this model is exclusively permitted, if the filled in, the added or the deviating text, is obvious as such recognizable. Additions and deviations ought to be taken down, by preference under the heading "special stipulations". Responsibility for negative results of the use of the text of the model will be excluded by the board.
--------------------------------------------------------------------------------




The undersigned                          : H.W. HARTMAN


established at                      : WESTERVOORT, MOLLEVITE 15

                                    here-after to be mentioned "lessor";

represented by                      SIR H.W. HARTMAN


and                                 : WEKKER WATERBEDS B.V.


established at                      : WINTERSWIJK, DRIEMARKWEG 1A,  7102 EM

                                    here-after to be mentioned "tenant";

Registered in the
Commercial register                   CENTRAL GELDERLAND
under number                          08061384
represented by                        WAPRO B.V.

do agree with the following:



SIGNED BY LESSOR:                     SIGNED BY TENANT:
THE RENTED, DESTINATION, USE
1.1  This agreement is related to the business space, here-after to be mentioned "the rented", cadastral known MUNICIPALITY WESTERVOORT SECTION A NUMBER 6206 LARGE 22 ARE 90 ABOUT (PARTIAL), LOCAL KNOWN MOLLEVITE 15 IN WESTERVOORT and further indicated on the attached to this document and by parties attested picture and/or description of the rented, which is part of this agreement.
1.2  The rented may be used only as OFFICE/BUSINESS-SPACE.
1.3 It is not allowed for tenant, to give another destination to the rented, without before written permission of lessor, otherwise than as written in 1.2
1.4  The highest allowed tax from the floor(s) of the rented amounts 1000 kg/m2.

CONDITIONS
2.1 The general definitions rent-agreement office-space and other business-space not ex article 7A: 1624 BW, are part of this agreement, filed at the court of justice in `s-Gravenhage on 29th february 1996 and there registered under number 34/1996, here-after to be mentioned "general definitions". The contents of these general definitions is known by parties. Tenant did receive a copy of this.
2.2 The in 2.1 meant definitions are apply to, except for as far as has been avoided in this agreement or an application with regard to the rented is not possible.



DURATION, LENGTHENING AND TERMINATION
3.1 This agreement has been concluded for the duration of a year, beginning at 10 AUGUST 1999 and running until 10 AUGUST 2000.
3.2 After the expiring of the in 3.1 mentioned period, this agreement will be continued for a connecting period of 2 years, consequently until 10 AUGUST 2002. This agreement will be further continued for connecting periods of five years.
3.3 Ending of this agreement will take place by cancellation against the end of THE FIRST RENTAL PERIOD WITH DUE OF OBSERVANCE OF A TERM OF AT LEAST THREE MONTHS, FURTHER EVERY RENTAL PERIOD WITH DUE OF OBSERVANCE OF A TERM OF AT LEAST 6 MONTHS.
3.4 Cancellation ought to be done by summons or by a registered letter.

SIGNED BY LESSOR:                     SIGNED BY TENANT:
3.5 Ending between times of this agreement is possible in a circumstance as mentioned in 7 of the general stipulations.


OBLIGATION OF PAYMENT, PERIOD OF PAYMENT
4.1 The obligation of payment of tenant
consist of:
     -       the rent of f 32.500,- per year
     - the compensation for the extra costs, deliveries and services with the over that indebted purchase tax
     - the over this rent indebted purchase tax, as well as a similar amount to it, corresponding and with due of observance 15.2 and
             15.3 of the general stipulations, anyhow if parties did agree, a with purchase tax indebted rent.
4.2 The rent amounts at a yearly base f 32.500,- saying; thirty two thousand five hundred guilders.
4.3 The rent will be at first adapted on 1 AUGUST 1999, and so on each year on 1th august, corresponding 4.1 until 4.2 of the general stipulations.
4.4 The compensation for attendant deliveries and services will be provided corresponding 12 of the general stipulations. To this compensation will be applied a system of payments in advance, with settlement afterwards, as so alleged.
4.5 The payments to do by tenant to lessor, are indebted in one amount by payment in advance, in successive periods of payment, as represented in 4.6 and have to be payed completely, before or on the first day of the period on which the payments relate to.
4.6 Per period of payment of one calendar month amounts

     -       the rent                                          f 2.708,33
     -       the advance at the compensation
             for attendant deliveries and
             services (COSTS OF SERVICE f40,-
             m2/PER YEAR) by or because of
             lessor who made them.                             f   616,66
                                                              -------------
totally                                                        f 3.324,66

saying THREE THOUSAND THREE HUNDRED TWENTY FOUR GUILDERS 66/100
These amounts are exclusive purchase tax.

SIGNED BY LESSOR:                      SIGNED BY TENANT:
4.7 In view of the date of entrance of the rent, the first period of payment relates to rent AUGUST 1999 and the over this first period indebted amount is f 2.416,67 exclusively purchase tax. Tenant will settle this amount, inclusively the over that amount calculated purchase tax, before 1TH AUGUST 1999.

PURCHASE TAX
5. Parties do agree that lessor charges to tenant, purchase tax over the rent. Tenant does agree and obligates himself to fill in subjoined VAT(Value added tax)-declaration.

5.A. VAT-DECLARATION IN BEHALF OF CHARGED HIRING OUT
     I. With reference to the Decision of 10 april 1996, nr. VB 96/354, as changed by Decision of 24 march 1999, nr. VB/571 (Ministerie of Finance) parties do declare, also in behalf of legal successor(s) of lessor, on the ground of article 11, member 1B, at the fifth of the Law on the purchase tax, to make use with exception of the exemption of purchase tax for the hiring out of this real estate of the before mentioned date of entrance. Therefore the rent is charged with purchase tax beginning at 1 august 1999.


     II.      Tenant also declares herewith

              1. that he uses the real estate or let it been used for purposes of which a complete or almost complete right of deduction of tax at the foot of article 15 of the Law at the purchase tax exists and indeed for:
                   1. 90% or more, namely 100%
                   2. between the 70% and 90%, namely n.v.t. and the following branche in the rented will be practised n.v.t.;
              2. that the date from entrance of the bookyear of tenant is: 1 january;
              3.   that the number of the purchase tax of tenant is:
                   80.76.03.594
              4. that tenant obligates himself to use or let it been used the real estate before the end of the financial year, in which he began to rent, with application of the right of choice for purchase tax;



SIGNED BY LESSOR:                       SIGNED BY TENANT:
              5. that tenant obligates himself, within 4 weeks after expiration of the financial year, in which not has been acted up to the condition, that he used the real estate or let it been used for purposes of which a complete or almost complete right of deduction of tax at the foot of article 15 of the Law at the purchase tax exists lessor or his legal successor(s) get knowledge of it, by means of a through him undersigned explanation;
              6. that tenant obligates himself, to send in such a case a copy of the explanation to the surveyor of taxes, within the same term;
              7. that tenant accepts the responsibility for damage to suffer by lessor or his legal successor(s), if tenant does not meet his obligations on account of before mentioned explanation, without requiring a holding liability and unabridged the for the rest, above, stipulated in the rent-agreement.

DELIVERIES AND SERVICES
6. If through or because of by lessor to taken care of attendant deliveries and services, parties do agree: doesn't apply to

BANK-GUARANTEE
7.1 The amount of the under 8.1 of the general stipulations meant bank-guarantee is f 3.182,29 saying; eight thousand five hundred eighteen guilders 76/100 (1x monthly rent increased with Value Added Tax). TENANT DOES PUT LESSOR IN THE POSSESSION OF THE BANK-GUARANTEE, WITH UNDERSIGNING OF THIS AGREEMENT.
7.2 Tenant can first have the rented at his disposal, after lessor has been obtained of the here mentioned bank-guarantee and the first rental payment has been done
7.3 If tenant doesn't postulate a bank-guarantee or does pay a security, then tenant is for every day that he fails to be held in esteem, to lessor indebted a penalty of 1% from the amount of the to provided bank-guarantee/security.
This penalty is by lessor to obtain as indebted extra rent-pennies, from the entrance-date of the rent-agreement.



MANAGER
8. Until lessor communicates otherwise, as a manager represents, LESSOR HIMSELF.


SIGNED BY LESSOR:                        SIGNED BY TENANT:
9. SPECIAL STIPULATIONS
9.1.a. To this agreement the writing of Assembling Technic Netherlands b.v. d.d. 7th june 1999 will be attached, as well as the ground-plan.

Thus drawn up and signed in triplicate


place,...........                             place,.............

date,  ...........                            date, ..............

Lessor:......                                        Tenant:...........



ENCLOSURE

   -       the bank-guarantee as mentioned under 7
   -       the general stipulations
   -       description of the rented
   -       summary of the Chamber of Commerce
   -       Value Added Tax optionstatement